UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DAVI SKIN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DAVI SKIN, INC.
4223 GLENCOE AVENUE, SUITE B130
MARINA DEL REY, CA 90292

June 14, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Davi Skin, Inc., which will be held at the offices of :

Buchalter Nemer
1000 Wilshire Blvd
Suite 1500
Los Angeles California 90017

on July 19, 2006, at 10am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Davi Skin, Inc.

Sincerely,

/s/ Joseph Spellman
Joseph Spellman
Chief Executive Officer

DAVI SKIN, INC.
4223 GLENCOE AVENUE, SUITE B130
MARINA DEL REY, CA 90292
TELEPHONE: (310) 205-9907

_____________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

_____________________________________________________________

June 14, 2006

To the Shareholders of Davi Skin, Inc.:

The Annual Meeting of the shareholders of Davi Skin, Inc. will be held at the offices of :

Buchalter Nemer
1000 Wilshire Blvd
Suite 1500
Los Angeles California 90017

on July 19, 2006, at 10am Pacific Daylight Time., for the following purposes:

1)              To elect directors to serve until the next annual meeting of the Company’s shareholders and until a successor is elected and qualified, or until removed from office in accordance with the Company’s bylaws;

2)              To transact any other business that may properly come before the meeting or any adjournment of the annual meeting.

Shareholders of record at the close of business on May 15, 2006 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the annual meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Joseph Spellman
Joseph Spellman
Chief Executive Officer

June 14, 2006

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DAVI SKIN, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the annual meeting if you desire to do so, as your Proxy is revocable at your option.

DAVI SKIN, INC.
4223 GLENCOE AVENUE, SUITE B130
MARINA DEL REY, CA 90292
TELEPHONE: (310) 205-9907

___________________________________________________

PROXY STATEMENT

___________________________________________________

FOR THE ANNUAL MEETING OF SHAREHOLDERS
To be held July 19, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY DAVI SKIN, INC. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Davi Skin, Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company (the “annual meeting”), or any adjournments thereof. The annual meeting will be held at the offices of :

Buchalter Nemer
1000 Wilshire Blvd
Suite 1500
Los Angeles California 90017

on July 19, 2006, at 10am Pacific Daylight Time to elect directors to serve until the next annual meeting or until their successors are elected and qualified, and to transact any other business that may properly come before or any adjournment of the annual meeting. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about June 16, 2006.

RECORD DATE

The Board of Directors of Davi Skin, Inc. has fixed the close of business on May 15, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of May 15, 2006, there were 12,115,820 shares of common stock issued and outstanding and entitled to vote at the annual meeting held by approximately 565 holders of record. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission, or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians, and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $2,500 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $4,000 in solicitation of security holders before the annual meeting is held.

Any questions or requests for assistance regarding the Company’s proxies and related materials may be directed in writing to Joseph Spellman, at 4223 Glencoe Avenue, Suite B130 Marina Del Rey, CA 90292.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Fifty-one percent (51%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting; however, the nominees receiving the plurality of the votes cast at the annual meeting of stockholders by the holders of shares of common stock present in person or by proxy entitled to vote in the election will be elected to the Board. No cumulative voting is provided for. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy, as proxy appointees, as to any other matter that may properly come before the annual meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the annual meeting cannot be used to postpone or adjourn the annual meeting in order to solicit more votes for the proposition.

Brokers who hold shares of common stock in street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no dissenter’s rights or remedies for dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of the Company an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of seven (7) persons to the Board of Directors to hold office for one (1) year or until the next annual meeting, and until any successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that the nominees will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board to fill any such vacancy.

NOMINEES

Name	Age	All Positions and Offices	Dates of Service
Joseph Spellman	62	CEO, President, Director	October 2005 - present
Carlo Mondavi	26	Chairman of the Board, Director	August 2004 - present
Josh LeVine	27	Secretary, Treasurer, Director	August 2004 - present
Tim Mondavi	55	Director	—N/A
Taro Yamakawa	**	Director	—N/A
Takashi Kusube	**	Director	—N/A
Yuzuru Kawabata	**	Director	—N/A

** Age requested, but not provided

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Joseph Spellman is the Company’s CEO, President, and a director. During the last five years, Mr. Spellman was acting president of Mac Cosmetics and a senior advisor to the Estee Lauder Company. He is also Chairman of Spellman and Company and the Clarecastle Group, a management group whose clients include the Estee Lauder Companies and the Clarecastle Group. The Clarecastle Group is a holding company for companies such as Steinway & Sons Furniture Care. Prior to that, Mr. Spellman was Vice President at Elizabeth Arden, a division of Unilever, and served on the Board of Directors. During his eleven year tenure, he directed the creative development and strategic marketing of many of the company’s most successful brands and helped reposition the company for aggressive growth. He developed new products for Karl Lagerfeld, Fendi, Valentino, Chloe, Nino Cerruti, Elizabeth Taylor, and the Elizabeth Arden brand. From 1978 to 1989, Mr. Spellman was Chief Executive Officer of Spellman and Company. The client list included Estee Lauder, QVC, Bloomingdales, La Prairie, Revlon, Saks Fifth Avenue, Avon, Unilever, IMG, Tiger Woods, and Yves St. Laurent. He served as Vice President of Marketing for Estee Lauder, Inc. from 1975 to 1978. Mr. Spellman was Director of Marketing, as well as Vice President for Revlon, Inc. from 1970 to 1975. He served as Senior Account Executive for Grey Advertising, Inc. from 1965 to 1970.

Carlo Mondavi is the Chairman of the Company’s Board of Directors. From June 2003 to September 2003, Mr. Mondavi worked on the special events and key accounts sales team for the Robert Mondavi Winery. Mr. Mondavi attended the University of Aix En Provence from 1998 to 2001 and the University of Milan from 2001 to June 2002.

Josh LeVine is the Company’s Secretary and Treasurer. From March 2003 to September 2003, Mr. LeVine worked as an advertising designer with The Territory Ahead in Santa Barbara, California. From June 2002 to March 2003, Mr. LeVine was the President of Nuvo Design. Mr. LeVine graduated from the University of California, Santa Barbara in June 2002 with a Bachelors degree in Fine Arts.

Tim Mondavi Former Managing Partner and Winegrower, Robert Mondavi Winery. In this role, Mr. Mondavi lead the winegrowing team at the winery in setting the style and vision for every wine made. Mr. Mondavi graduated from the University of California at Davis in 1974.

Taro Yamakawa : Biography has been requested, but none was provided. Please see “Officer and Director Legal Proceedings” below.

Takashi Kusube : Biography has been requested, but none was provided. Please see “Officer and Director Legal Proceedings” below.

Yuzuru Kawabata : Biography has been requested, but none was provided. Please see “Officer and Director Legal Proceedings” below.

TERMS OF OFFICE

The Company’s directors are appointed for a one-year term to hold office until the next annual meeting of the Company’s shareholders and until a successor is elected and qualified, or until removed from office in accordance with the Company’s bylaws.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Company’s board of directors met 2 times, in person or by telephonic conference. Each incumbent Director serving during the fiscal year ended December 31, 2005 attended at least 100% of the meetings.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Chief Executive Officer, Mr. Joseph Spellman, with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

BOARD COMMITTEES

The Board does not currently have an audit committee, compensation committee, nominating committee, or any other committees. The Company has had no need to delegate functions to committees with audit, nominating, or compensation functions since the Company has not been engaged in any business activity to justify the effort or expense of creating and maintaining these committees.

CONTRACTUAL OBLIGATIONS PERTAINING TO THE BOARD

On March 27, 2006, the Company entered into a Stock Purchase Agreement with Artist House Holdings, Inc. (“Artist House”). Under the Stock Purchase Agreement, among other things, the Company agreed to expand its Board to seven (7) individuals and have designated the following nominees to be new board members (subject to shareholder approval):  Tim Mondavi, Taro Yamakawa, Takashi Kusube, and Yuzuru Kawabata. In addition, the Company agreed to implement certain policies and rules pertaining to the Board and obtain insurance for all members of its Board. Finally, the Company’s majority shareholders, Carlo Mondavi and Josh LeVine, agreed to vote for the above-mentioned directors and further agreed, for the next two (2) years, to vote against a change in the constitution of the Board without the agreement of one of the following Board members: Taro Yamakawa, Takashi Kusube, or Yuzuru Kawabata.

EXECUTIVE OFFICERS

The following information sets forth the names of our executive officers, their ages and their present positions.

Name	Age	All Positions and Offices	Dates of Service
Joseph Spellman	62	CEO, President, Director	October 2005 - present
Josh Levine	27	Secretary, Treasurer, Director	August 2004 - present
Josh Levine	27	CFO	May 2006

Set forth below is a brief description of the background and business experience of the foregoing officers. Information describing the background and experience of Messrs. Spellman and Levine is set forth above.

COMPENSATION OF EXECUTIVE OFFICERS

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Restricted Stock Awarded($)	Options/ SARs(#)	LTIP Payouts($)	All Other Compensation($)
Carlo	Chairman	2005	96,000	0	0	0	0	0	0
Mondavi	of Board of	2004	64,000	0	15,900	0	0	0	0
	Directors	2003	0	0	0	0	0	0	0
Josh	Secretary,	2005	66,000	0	0	0	0	0	0
LeVine	Treasurer,	2004	44,000	0	11,000	0	0	0	0
	Director	2003	0	0	0	0	0	0	0
Parrish	Former	2005	96,000	0	0	0	0	0	0
Medley	Vice President,	2004	40,000	0	40,000	0	0	0	0
	Director	2003	0	0	0	0	0	0	0
Margaret	Former	2005	0	0	45,000	0	0	0	0
Robley	CFO	2004	0	0	4,131	0	0	0	0
		2003	0	0	0	0	0	0	0
Joseph	CEO,	2005	0	0	20,000	0	1,250,000	0	0
Spellman	President,	2004	0	0	0	0	0	0	0
	Director	2003	0	0	0	0	0	0	0

COMPENSATION OF DIRECTORS

The Company’s directors do not receive compensation for serving on the Board.

SUMMARY OF OPTIONS GRANTS

The following table sets forth the individual grants of stock options made by the Company during the year ended December 31, 2005, for the named executive officers:

OPTION / SAR GRANTS IN LAST FISCAL YEAR
Name	Number of securities underlying options /SARs granted (#)	Percent of total options / SARs granted to employees in fiscal year	Exercise or Base price ($/Sh)	Expiration date
Joseph Spellman	1,250,000	100%	$0.25/share	June 2, 2007

SIGNIFICANT EMPLOYEES

The Company has no significant employees other than its officers and directors.

FAMILY RELATIONSHIPS

Chairman Carlo Mondavi is the son of prospective board member Tim Mondavi.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

OFFICER AND DIRECTOR LEGAL PROCEEDINGS

The Company is not aware of any pending legal proceeding to which any of its officers or directors are adverse to or have a material interest adverse to the Company, except as follows:  On May 4, 2006, the Company received a letter from legal counsel representing Artist House Holdings, Inc. (“Artist House”) in which Artist House purportedly terminated that certain Stock Purchase Agreement, dated as of March 27, 2006, to which the Company and Artist House are parties (the “SPA”) and demanded unconditional return of $1.7 million, representing Artist House’s purchase price under the SPA for 566,667 shares of our common stock plus warrants exerciseable into 283,333 shares of our common stock. In its demand letter, Artist House alleges that we have failed to timely perform certain conditions and obligations under the SPA, including (a) appointing certain individuals affiliated with Artist House, Messrs. Yamakawa, Kusube and Kawabata, to our board of directors, (b) obtaining directors and officers liability insurance, (c) modifying rights related to stock options issued to our CEO, Joe Spellman, (d) appointing Artist House as our licensing agent in Japan, and (e) requiring board approval for any salary increases to our officers. We have, directly and through our legal counsel, responded to and refuted Artist House’s claims. While we are willing to explore resolving this matter without the need for litigation, if this matter ultimately proceeds to a lawsuit, management intends to defend any such suit vigorously.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the Company’s directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of the Company’s outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2005, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2005:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Joseph Spellman, CEO & President	0	0	0
Carlo Mondavi, Chairman of the Board	0	0	0
Josh LeVine, Secretary and Treasurer	0	0	0
Parrish Medley, Former Vice President and Director	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 10, 2006, the beneficial ownership of the Company’s common stock by each executive officer and director, by each person known by the Company to beneficially own more than 5% of the Company’s common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 12,115,820 shares of common stock issued and outstanding on May 15, 2006.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class
Executive Officers & Directors:
Common	Carlo Mondavi 301 North Canon Drive, Suite 328 Beverly Hills, CA 90210	5,073,658 shares	42%
Common	Joseph Spellman 301 North Canon Drive, Suite 328 Beverly Hills, CA 90210	1,250,000 shares(2)	10%(3)
Common	Josh Levine 301 North Canon Drive, Suite 328 Beverly Hills, CA 90210	1,144,057 shares	9%
Common	Margaret Robley 20750 Ventura Blvd, Suite 342 Woodland Hills, CA 91364	10,000 shares	<1%
Common	Parrish Medley 301 North Canon Drive, Suite 328 Beverly Hills, CA 90210	1,096,085 shares	9%
Total of All Directors and Executive Officers: Common		6,217,715 shares	61%(2)
More Than 5% Beneficial Owners:
Common	N/A	0 shares	0%

1.               As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

2.               Includes 750,000 vested options and 500,000 not yet vested.

3.               This percentage calculated by adding the immediately exercisable options to the denominator and thus treating these options as exercised for purpose of this calculation only.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION ON WHETHER TO VOTE IN FAVOR OR AGAINST THE NOMINEES.

SECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed Child, Van Wagoner, Bradshaw, PLLC as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006, and to perform other accounting services as requested by the Company. The Company anticipates that such audit will be performed and filed on a timely basis.

There will be no representative of Child, Van Wagoner, Bradshaw, PLLC at the annual meeting.

INDEPENDENT AUDITOR FEES

The Board of Directors reviews and approves audit and permissible non-audit services performed by our independent accountants, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Child, Van Wagoner, Bradshaw, PLLC as our independent accountants, the Board of Directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Child, Van Wagoner, Bradshaw, PLLC in 2005 and 2004 were approved by the Board of Directors. The following represents fees for audit services rendered by Child, Van Wagoner, Bradshaw, PLLC for the audit of our annual financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by Child, Van Wagoner, Bradshaw, PLLC during those periods.

AUDIT FEES

The aggregate fees billed by the Company’s auditors for professional services rendered in connection with a review of the financial statements included in the Company’s quarterly reports on Form 10-QSB and the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 were approximately $17,740 and $10,967 respectively.

AUDIT-RELATED FEES

The Company auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

TAX FEES

The aggregate fees billed by the Company’s auditors for professional services for tax compliance, tax advice, and tax planning were $500 and $0 for the fiscal years ended December 31, 2005 and 2004.

ALL OTHER FEES OF INDEPENDENT PUBLIC ACCOUNTS

The aggregate fees billed by the Company’s auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2005 and 2004 were $0 and $0 respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, our information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole. As there were no fees billed or expended for the above services, the Board of Directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD-LOOKING STATEMENTS

This proxy statement may include statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk. External factors that could cause our actual results to differ materially from the Company’s expectations include:

•                  The Company’s ability to develop its business plan to the extent anticipated;

•                  The public’s willingness to accept the Company’s business; and

•                  The Company’s ability to compete successfully within its industry.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the next annual meeting of shareholders must be received by the Secretary of the Company on or before January 1, 2007 in order to be included in the information statement for that meeting. Proposals should be directed to Joseph Spellman, Chief Executive Officer and President.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed with the Commission, are incorporated herein by reference:

(i)                                        Our Annual Report filed on Form 10-KSB with the Commission on April 17, 2006, for the fiscal year ended December 31, 2005 (the Form 10-KSB is attached);

(ii)                                  Our Quarterly Reports filed on Form 10-QSB during 2005 and 2006.

(iii)                               All of our Reports filed on Form 8-K during 2006, 2005 and 2004.

All reports and definitive proxy or information statements filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth above.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

By Order of the Board of Directors
of Davi Skin, Inc.

/s/ Joseph Spellman
Joseph Spellman, Chief Executive Officer and President

DAVI SKIN, INC.

Annual Meeting of Shareholders
July 19, 2006

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on July 19, 2006.

The undersigned appoints Joseph Spellman of Davi Skin, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Davi Skin, Inc., to be held July 19, 2006 beginning at 10am, Pacific Daylight Time, at the offices of:

Buchalter Nemer
1000 Wilshire Blvd
Suite 1500
Los Angeles California 90017

and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated ☒                                                  Total Number of Shares Held: ___________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Election of Directors

1.               For the election of directors to serve until the next annual meeting or until their successors are elected and qualified:  Nominees — Joseph Spellman, Carlo Mondavi, Josh LeVine, Tim Mondavi, Taro Yamakawa, Takashi Kusube, and Yuzuru Kawabata.

FOR Election of ALL Nominees          NOT FOR Election of ALL Nominees          ABSTAIN

                ☐                                                               ☐                                                 ☐

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Joseph Spellman          Carlo Mondavi          Josh LeVine          Tim Mondavi

Taro Yamakawa          Takashi Kusube          Yuzuru Kawabata

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________________                     _________________________                          ____________________

Print Name                                                     Signature                                                             Date

_________________________                     _________________________                          ____________________

Print Name                                                     Signature                                                             Date